UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2017

Wingstop Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, 5th Floor, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 686-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 31, 2017, the Compensation Committee of the Board of Directors of Wingstop Inc. (the “Company”) approved a form of Performance-based Restricted Stock Unit Award Agreement (the “Performance-based Award Agreement”), a form of Service-based Restricted Stock Unit Award Agreement (the “Service-based Award Agreement”) and a form of Restricted Stock Award Agreement under the Company’s 2015 Omnibus Incentive Compensation Plan. Performance-based awards contain performance-based vesting provisions based on the Company meeting certain Adjusted EBITDA profitability targets for each fiscal year during the vesting period. Service-based awards contain a service-based, or time-based, vesting provision. All performance-based and service based awards accelerate vesting upon a change in control and termination/demotion within two years of a change in control. Performance goals applicable to any outstanding performance-based awards shall be deemed to have been attained at the target level (unless actual performance exceeds the target, in which case actual performance shall be used) for the entire applicable performance period then outstanding.

Copies of each of the form of Performance-based Award Agreement, the form of Service-based Award Agreement and the form of Restricted Stock Award Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description of the award agreements included in this Form 8-K is qualified in its entirety by reference to the attached award agreements.

The information in this Current Report on Form 8-K, including Exhibit Nos. 10.1, 10.2 and 10.3 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Performance-based Restricted Stock Unit Award Agreement under the Wingstop Inc. 2015 Omnibus Incentive Compensation Plan.

10.2	Form of Service-based Restricted Stock Unit Award Agreement under the Wingstop Inc. 2015 Omnibus Incentive Compensation Plan.

10.3	Form of Restricted Stock Award Agreement under the Wingstop Inc. 2015 Omnibus Incentive Compensation Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 1, 2017

WINGSTOP INC.

By:	/s/ Darryl Marsch
Darryl Marsch
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Performance-based Restricted Stock Unit Award Agreement under the Wingstop Inc. 2015 Omnibus Incentive Compensation Plan.

10.2	Form of Service-based Restricted Stock Unit Award Agreement under the Wingstop Inc. 2015 Omnibus Incentive Compensation Plan.

10.3	Form of Restricted Stock Award Agreement under the Wingstop Inc. 2015 Omnibus Incentive Compensation Plan.